UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 12, 2006

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2030 DOW CENTER, MIDLAND, MICHIGAN  48674

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  989-636-1000

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

The Dow Chemical Company is filing this Current Report on Form 8-K to provide a Corporate Profile and selected unaudited historical segment information which reflect recent changes in the Company’s organizational structure.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

99.1  Corporate Profile and selected unaudited historical segment information, adjusted to reflect a recent reorganization within The Dow Chemical Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date:	April 12, 2006

/s/ FRANK H. BROD
Frank H. Brod
Corporate Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corporate Profile and selected unaudited historical segment information, adjusted to reflect a recent reorganization within The Dow Chemical Company.